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                                                                   Exhibit 10.36

                            SECOND AMENDMENT TO LEASE

     Agreement made as of the 20th day of December 1996 between MASSACHUSETTS INSTITUTE OF TECHNOLOGY ("Lessor") and ANALOG DEVICES, INC. ("Lessee").

     WHEREAS: Lessor is the lessor and Lessee the lessee under a lease agreement (the "Lease") dated February 8, 1995 with respect to the basement, first and second floors of the building at 21 Osborn Street, Cambridge, Massachusetts (the "Building");

     WHEREAS: Lessee holds an option ("Expansion Option") to expand the leased premises (the "Premises") under the Lease to include the third and fourth floors of the Building on terms set forth in the Lease;

     WHEREAS: Lessee desires to exercise the Expansion Option with respect to both the third and fourth floors but on terms and conditions different from those set forth in the Lease; and

     WHEREAS: Lessor has agreed to modify the Lease as set forth below:

NOW THEREFORE: the parties agree as follows:

     1. Lessee has effectively exercised its Expansion Option to lease the third and fourth floors of the Building on the terms and conditions set forth in the Lease as amended hereby.

     2. Lessee shall be entitled to take possession of the third floor of the Building on January 7, 1997 and shall be entitled to take possession of the fourth floor of the Building on June 1, 1998.

     3. Commencing February 13, 1997, Lessee shall pay all Taxes for the Building and the Land.

     4. Lessee shall commence payment of Basic Rent for the third floor of the Building commencing July 1, 1997 and shall commence payment of Basic Rent for the fourth floor of the Building commencing December 1, 1998.

     5. Notwithstanding Section 1.3 of the Lease or anything to the contrary set forth in the Lease, except for Lessee's assumption of the responsibility to pay real estate taxes as set forth in paragraph 3 above, the Premises shall not include the fourth floor of the Building until June 1, 1998. Prior to that date, Lessee shall not have the right of access to the fourth floor except as expressly authorized from time to time by Lessor.

     6. Except as set forth herein, the terms of the Lease are hereby confirmed to be in full force and effect.


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     Executed as a sealed instrument as of the date first above written.

                                        MASSACHUSETTS INSTITUTE OF TECHNOLOGY


                                        By: /s/ Philip A. Trussell
                                            ------------------------------------
                                            Philip A. Trussell, its
                                            Director of Real Estate
                                            and Assistant Treasurer


                                        ANALOG DEVICES, INC.


                                        By: /s/ William A. Martin
                                            ------------------------------------
                                            William A. Martin
                                            Treasurer